UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 14, 2017

Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Penguins REIT Sub, LLC, as successor by merger to DuPont Fabros Technology, Inc.)

DUPONT FABROS TECHNOLOGY, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (DuPont Fabros Technology, Inc.)	001-33748	20 – 8718331
Maryland (DuPont Fabros Technology, L.P.)	333-165465-17	26 – 0559473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Four Embarcadero Center, Suite 3200

San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

(415) 738-6500

(Registrant’s Telephone Number, Including Area Code)

401 9th Street NW, Suite 600,

Washington, D.C. 20004

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

DuPont Fabros Technology, Inc.:	Emerging growth company	☐

DuPont Fabros Technology, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DuPont Fabros Technology, Inc.:  ☐

DuPont Fabros Technology, L.P.:  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on September 14, 2017 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 8, 2017, by and among DuPont Fabros Technology, Inc. (“DFT”), DuPont Fabros Technology, L.P. (“DFT LP”), Digital Realty Trust, Inc. (“DLR”), Digital Realty Trust, L.P., a subsidiary of DLR (“DLR LP”), Penguins REIT Sub, LLC, a wholly owned subsidiary of DLR (“REIT Merger Sub”), Penguins OP Sub 2, LLC, a wholly owned subsidiary of DLR LP (“Merger Sub GP”), and Penguins OP Sub, LLC, a subsidiary wholly owned, directly or indirectly, by DLR LP (“Partnership Merger Sub”). Pursuant to the Merger Agreement, (i) at 9:28 a.m., Eastern time on September 14, 2017 (the “Partnership Merger Effective Time”), Partnership Merger Sub merged with and into DFT LP, with DFT LP surviving as an indirect wholly owned subsidiary of DLR LP (the “Partnership Merger”), and (ii) at 9:29 a.m., Eastern time on September 14, 2017, (the “REIT Merger Effective Time”), DFT merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of DLR (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”). The following events took place in connection with the consummation of the Mergers:

Item 1.01.	Entry into a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, on September 14, 2017, DLR, DFT LP, and the subsidiary guarantors thereto, executed (i) the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of September 24, 2013 (as amended and supplemented by the First Supplemental Indenture, the “2021 Notes Indenture”), relating to DFT LP’s 5.875% Senior Notes due 2021 (the “2021 Notes”) and (ii) the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of June 9, 2015 (as amended and supplemented by the First Supplemental Indenture, dated as of June 9, 2015, the Second Supplemental Indenture dated as of September 8, 2017, and the Third Supplemental Indenture, the “2023 Notes Indenture”), relating to DFT LP’s 5.625% Senior Notes due 2023 (the “2023 Notes”). The First Supplemental Indenture eliminates substantially all of the existing restrictive covenants, certain events of default and related provisions contained in the 2021 Notes Indenture and reduces the notice periods required for redemption of the 2021 Notes. In addition, pursuant to the First Supplemental Indenture, DLR agreed to unconditionally guarantee DFT LP’s obligations with respect to the 2021 Notes and to be legally bound by the terms of the 2021 Notes Indenture. Pursuant to the Third Supplemental Indenture, DLR agreed to unconditionally guarantee DFT LP’s obligations with respect to the 2023 Notes and to be legally bound by the terms of the 2023 Notes Indenture, and certain subsidiaries of DFT LP reaffirmed their guarantees under the 2023 Notes Indenture.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, DFT LP repaid all amounts outstanding under its $750.0 million unsecured revolving credit facility (the “Credit Facility”) and $250.0 million senior unsecured term loan facility (the “Term Loan Facility”) with KeyBank National Association, as administrative agent, and the other lending institutions that are parties thereto. Effective upon such repayment, the credit agreement for the Credit Facility and Term Loan Facility and all related loan documents were terminated other than contingent indemnification obligations which survive any termination in accordance with the terms of such loan documents.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On September 14, 2017, pursuant to the Merger Agreement, (i) DFT merged with and into REIT Merger Sub and the separate corporate existence of DFT ceased and REIT Merger Sub continued on as the surviving entity of the REIT Merger and (ii) Partnership Merger Sub merged with and into DFT LP and DFT LP continued as the surviving partnership of the Partnership Merger.

Pursuant to the terms and conditions in the Merger Agreement, at the REIT Merger Effective Time, (i) each share of common stock, $0.001 par value per share, of DFT (the “DFT Common Stock”) issued and outstanding immediately prior to the REIT Merger Effective Time was converted into the right to receive 0.545 (the “Exchange Ratio”) validly issued, fully paid and nonassessable shares of common stock of DLR, $0.01 par value per share (the “DLR Common Stock”), and a cash payment in lieu of any fractional share of DLR Common Stock that otherwise would be issued equal to that fraction of a share of DLR Common Stock multiplied by $121.91 (the “Common Consideration”); and (ii) each share of 6.625% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of DFT (the “DFT Series C Preferred Stock”) was converted into the right to receive one validly issued, fully paid and nonassessable share of a newly designated class of preferred stock of DLR, the 6.625% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share of DLR, having substantially similar rights, privileges, preferences and interests as the DFT Series C Preferred Stock (the “DLR Series C Preferred Stock” and such consideration, the “Preferred Consideration” and, together with the Common Consideration, the “Merger Consideration”).

At the Partnership Merger Effective Time, each unit of partnership interests in DFT LP issued and outstanding immediately prior to the Partnership Merger Effective Time held by a limited partner of DFT LP was converted into the right to receive (i) 0.545 common units in DLR LP and a cash payment in lieu of any fractional common units in DLR LP that otherwise would be issued equal to that fraction of a common unit in DLR LP multiplied by $121.91, or (ii) in the alternative upon a limited partner’s election, the Common Consideration. The membership interests of Partnership Merger Sub issued and outstanding immediately prior to the effective time of the Partnership Merger were cancelled and retired and ceased to exist, and no payment was made with respect thereto.

In addition, at the REIT Merger Effective Time, (i) each outstanding share of restricted DFT Common Stock (each, a “Restricted DFT Share”) granted under DFT’s 2007 Equity Compensation Plan or DFT’s 2011 Equity Incentive Plan, in each case, as amended from time to time (together, the “DFT Equity Plans”), vested and all restrictions thereon lapsed, and each such Restricted DFT Share was cancelled in exchange for the right to receive the Common Consideration, and (ii) each outstanding award of performance stock units granted under the DFT Equity Plans (the “DFT PSUs”) vested between the target and maximum performance levels with respect to the DFT PSUs granted in 2015 and at the maximum performance level with respect to the DFT PSUs granted in 2016 and 2017, in each case based on actual performance through the REIT Merger Effective Time in accordance with the applicable DFT PSU award agreement, and each such vested DFT PSU was cancelled and converted into the right to receive the Common Consideration.

DFT, DFT LP and certain limited partners of DFT LP were party to a tax protection agreement (the “DFT Tax Protection Agreement”) which provided, among other things, that DFT LP and DFT would make certain debt allocations to such limited partners for purposes of protecting such limited partners’ tax bases in DFT LP. Pursuant to the Merger Agreement, DLR and DLR LP have entered into a new tax protection agreement with similar terms with such limited partners who agreed to enter into such agreement in order to replace the DFT Tax Protection Agreement. The DFT Tax Protection Agreement remains in effect for any such limited partners who did not agree to enter into the new tax protection agreement.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement is only a summary and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, a copy of which is included herewith as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, DFT notified the New York Stock Exchange (“NYSE”) on September 14, 2017 that (i) each share of DFT Common Stock issued and outstanding immediately prior to the REIT Merger Effective Time was cancelled and converted into the right to receive the Common Consideration and (ii) each share of DFT Series C Preferred Stock issued and outstanding immediately prior to the REIT Merger Effective Time was cancelled and converted into the right to receive the Preferred Consideration, and the NYSE [has filed] a notification of removal from listing on Form 25 with the SEC with respect to the DFT Common Stock and the DFT Series C Preferred Stock in order to effect the delisting of the DFT Common Stock and the DFT Series C Preferred Stock from the NYSE. Such delisting will result in the termination of the registration of the DFT Common Stock and the DFT Series C Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). DFT intends to file a certificate on Form 15 requesting the deregistration of the DFT Common Stock and the DFT Series C Preferred Stock under Section 12(g) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Partnership Merger Effective Time, as contemplated under the Merger Agreement, Partnership Merger Sub merged with and into DFT LP, with DFT LP surviving as an indirect wholly owned subsidiary of DLR LP. The aggregate consideration paid in connection with the Partnership Merger consisted of approximately 170,720 newly issued shares of DLR Common Stock and 6,111,770 newly issued common units in DLR LP.

At the REIT Merger Effective Time, as contemplated under the Merger Agreement, DFT merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of DLR. The aggregate consideration paid in connection with the REIT Merger consisted of approximately 43,004,909 shares of DLR Common Stock and 8,050,000 shares of DLR Series C Preferred Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers and as of the REIT Merger Effective Time, all of the members of the board of directors of DFT resigned from their positions. These resignations were in connection with the Merger and were not due to disagreement or dispute with DLR on any matter.

Also in connection with the consummation of the Mergers and as of the REIT Merger Effective Time, each of the individuals listed below ceased to serve as an executive officer of DFT:

Christopher P. Eldredge	President and Chief Executive Officer
Jeffrey H. Foster	Executive Vice President and Chief Financial Officer
Scott A. Davis	Executive Vice President and Chief Technology Officer
Richard A. Montfort, Jr.	Executive Vice President, General Counsel and Secretary
Maria Kenny	Executive Vice President and Chief Development Officer
James W. Armstrong	Chief Accounting Officer

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the REIT Merger, as of the REIT Merger Effective Time, DFT ceased to exist and REIT Merger Sub continued as the surviving entity.

On September 14, 2017, following consummation of the Partnership Merger, the Amended and Restated Agreement of Limited Partnership of DFT LP was amended and restated in its entirety (the “Amended Partnership Agreement”). The Amended Partnership Agreement, among other items, includes governance provisions consistent with DFT LP’s status as a wholly owned subsidiary of DLR LP following the Partnership Merger Effective Time. In addition, on September 14, 2017, the Certificate of Limited Partnership of DFT LP was amended to reflect that the sole general partner of DFT LP following the Partnership Merger is Merger Sub GP.

The foregoing descriptions of the Amended Partnership Agreement and the amendment to the Certificate of Limited Partnership are not complete and are subject to and qualified in their entirety by reference to the text of the Second Amended and Restated Agreement of Limited Partnership of DFT LP and the text of the Certificate of Amendment to the Certificate of Limited Partnership of DFT LP, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events

On September 14, 2017, DLR and DFT issued a joint press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 8, 2017, by and among DuPont Fabros Technology, Inc., DuPont Fabros Technology, L.P., Digital Realty Trust, Inc., Digital Realty Trust, L.P., Penguins REIT Sub, LLC, Penguins OP Sub 2, LLC, and Penguins OP Sub, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 9, 2017)

3.1	Second Amended and Restated Agreement of Limited Partnership of DuPont Fabros Technology, L.P., dated as of September 14, 2017

3.2	Certificate of Amendment to the Certificate of Limited Partnership of DuPont Fabros Technology, L.P., dated September 14, 2017

99.1	Joint Press Release, dated September 14, 2017

*****

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of DuPont Fabros Technology, Inc. and DuPont Fabros Technology, L.P. to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to DuPont Fabros Technology, Inc. only, DuPont Fabros Technology, L.P. only or both DuPont Fabros Technology, Inc. and DuPont Fabros Technology, L.P., as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 14, 2017

PENGUINS REIT SUB, LLC, as successor by merger to DuPont Fabros Technology, Inc.

By: Digital Realty Trust, Inc., its sole member

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	Senior Vice President, General Counsel and Secretary

DUPONT FABROS TECHNOLOGY, L.P.

By: Penguins OP Sub 2, LLC, its general partner
By: Digital Realty Trust, L.P., its sole member
By: Digital Realty Trust, Inc., its sole general partner

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 8, 2017, by and among DuPont Fabros Technology, Inc., DuPont Fabros Technology, L.P., Digital Realty Trust, Inc., Digital Realty Trust, L.P., Penguins REIT Sub, LLC, Penguins OP Sub 2, LLC, and Penguins OP Sub, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 9, 2017)

3.1*	Second Amended and Restated Agreement of Limited Partnership of DuPont Fabros Technology, L.P., dated as of September 14, 2017

3.2*	Certificate of Amendment to the Certificate of Limited Partnership of DuPont Fabros Technology, L.P., dated September 14, 2017

99.1*	Joint Press Release, dated September 14, 2017

*	Filed herewith.